UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2023

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern,
Pennsylvania
19355
(Address of Principal
Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value per share, of CubeSmart	CUBE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company (CubeSmart) ☐

Emerging Growth Company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of shareholders of CubeSmart (the “Company”) was held on May 16, 2023. At the meeting, the Company’s shareholders voted on: (1) the election of nine trustees, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023, (3) an advisory vote regarding the compensation of the Company’s named executive officers and (4) an advisory vote on the frequency of holding an advisory vote on our executive compensation. The voting results on these proposals were as follows:

Proposal 1: Election of nine trustees.

	Votes For	Withheld	Broker Non-Votes
Piero Bussani	193,270,054	10,828,760	11,429,763
Jit Kee Chin	203,767,624	331,190	11,429,763
Dorothy Dowling	201,313,416	2,785,398	11,429,763
John W. Fain	200,768,976	3,329,838	11,429,763
Jair K. Lynch	202,855,068	1,243,746	11,429,763
Christopher P. Marr	202,802,325	1,296,489	11,429,763
Deborah Ratner Salzberg	202,039,249	2,059,565	11,429,763
John F. Remondi	192,576,871	11,521,943	11,429,763
Jeffrey F. Rogatz	200,385,832	3,712,982	11,429,763

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes For	Votes Against	Abstentions
208,869,922	6,563,535	95,120

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
192,661,344	11,294,976	142,493	11,429,764

Proposal 4: Advisory vote on the frequency of holding an advisory vote on our executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
196,129,635	32,779	7,845,067	91,332	11,429,764

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary
Date: May 16, 2023

CUBESMART, L.P.

By CUBESMART, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary

Date: May 16, 2023